Financial Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments

11. Financial Instruments

The Company is exposed to certain financial market risks related to its ongoing business operations. The primary risks managed through derivative financial instruments and hedging activities are foreign currency exchange rate risk, interest rate risk and commodity price risk. Derivative financial instruments and hedging activities are utilized to protect the Company's cash flow from adverse movements in foreign currency exchange rates and commodity prices as well as to manage interest costs. The Company is exposed to credit loss in the event of nonperformance by the counterparty to the derivative financial instruments. The Company attempts to limit this exposure by entering into agreements directly with a number of major financial institutions that meet the Company's credit standards and that are expected to fully satisfy their obligations under the contracts, and by monitoring the Company's credit exposure to each counterparty in light of its current credit quality.

The Company manufactures and sells its products in countries throughout the world. As a result, it is exposed to fluctuations in foreign currency exchange rates. The Company enters into foreign exchange contracts to hedge portions of its foreign currency denominated forecasted revenues, purchases and the subsequent cash flows after considering natural offsets within the consolidated group. The effective part of the gains or losses on these instruments are generally recorded in other comprehensive earnings (losses) until the underlying transaction is recognized in net earnings. The earnings impact is reported either in sales, cost of sales, or other expense (income) - net, to match the underlying transaction. The ineffective portion of the gains or losses on these contracts, as well as all gains or losses on contracts which are held for economic purposes but not designated for hedge accounting treatment (including contracts that do not qualify for hedge accounting purposes), are reported in earnings immediately.

In addition, the Company enters into certain foreign exchange contracts that do not qualify for hedge accounting under ASC 815 to hedge recognized foreign currency transactions. Gains and losses on these contracts are recorded in net earnings and are substantially offset by the effect of the revaluation of the underlying foreign currency denominated transaction.

As of December 31, 2012, the Company had a notional value of $2.0 billion in foreign exchange contracts outstanding. These foreign exchange contracts mature at various dates through October 2015. Foreign currency exposures are reviewed monthly and any natural offsets are considered prior to entering into a derivative financial instrument.

As of December 31, 2012, the Company had two offsetting interest rate swap agreements outstanding, each with a notional value of $25 million. The Company's exposure to interest rate risk arises primarily from changes in LIBOR.

Derivative Instruments. The fair values of the Company's derivative instruments as of December 31, 2012 and 2011 was $40 million and $23 million, respectively, in the asset position, and $16 million and $81 million, respectively, in the liability position. These amounts consist of interest rate contracts, foreign currency exchange contracts, and commodity contracts, none of which are individually significant.

Cash Flow Hedges. For any derivative instrument that is designated and qualifies as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of OCI, and is subsequently reclassified into earnings in the same period, or periods, during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in earnings. Approximately $7 million of gains, net of tax, which are included in Other Comprehensive Income (“OCI”) expected to be reclassified into earnings in the next twelve months.

       For the years ended December 31, 2012, 2011 and 2010, the effective portion of gains and losses on derivatives designated as cash flow hedges and recognized in OCI was a gain of $80 million, a loss of $68 million and a gain of $27 million, respectively, which were related to foreign currency exchange contracts. The effective portion of gains on cash flow hedges reclassified from OCI into the statement of earnings for the years ended December 31, 2012, 2011 and 2010 was $3 million, $11 million and $13 million, respectively, and was included in various line items on the statement of earnings.

       Gains or losses recognized in income related to hedge ineffectiveness for the years ended December 31, 2012 and 2011 were not significant.

Fair Value Hedges. For any derivative instrument that is designated and qualifies as a fair value hedge, the gain or loss on the derivative as well as the offsetting loss or gain on the underlying hedged item is recognized in current earnings. As of December 31, 2012 and 2011, the Company had no fair value hedges outstanding.

Undesignated Derivatives. For the years ended December 31, 2012, 2011 and 2010, the Company recognized a gain of $14 million, a loss of $10 million, and a gain of $11 million, respectively, in other (income) expense – net, for derivative instruments not designated as hedging instruments.

Credit-Risk-Related Contingent Features. The Company has entered into International Swaps and Derivatives Association (“ISDA”) agreements with each of its significant derivative counterparties. These agreements provide bilateral netting and offsetting of accounts that are in a liability position with those that are in an asset position. These agreements do not require the Company to maintain a minimum credit rating in order to be in compliance with the terms of the agreements and do not contain any margin call provisions or collateral requirements that could be triggered by derivative instruments in a net liability position. As of December 31, 2012, the Company had not posted any collateral to support its derivatives in a liability position.

Offsetting of Derivative Assets and Liabilities
The following tables reflect the offsetting of derivative assets and liabilities:

	As of December 31, 2012			As of December 31, 2011
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Reported	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Reported

	(Dollars in millions)
Derivative Assets:
Foreign Currency	$40	$(15)	$25	$23	$(20)	$3

Derivative Liabilities:
Interest Rate Contracts	1	-	1	1	-	1
Foreign Currency	15	(15)	-	76	(20)	56
Commodity Contracts	-	-	-	4	-	4